Exhibit 32.2

CHATAND, INC. FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 2015

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Victoria Rudman, certify that:

1.	I am the Chief Financial Officer of chatAND, Inc.

2.	Attached to this certification is Form 10-Q for the quarter ended June 30, 2015, a periodic report (the “periodic report”) filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the “Exchange Act”), which contains financial statements.

3.	I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

●	The periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

●	The information in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented.

August 20, 2015	/s/ Victoria Rudman
Victoria Rudman
Chief Financial Officer